                                                                    EXHIBIT 23.2

                    [KPMG CHARTERED ACCOUNTANTS LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Pivotal Corporation
(formerly Pivotal Software Inc.)

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in this registration statement on Form F-1.

/s/ KPMG LLP

Chartered Accountants
Vancouver, Canada

August 2, 1999